                                  GATEWAY FUND
                       ----------------------------------
                                   PROSPECTUS

                                   MAY 1, 2005

As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved the Fund's shares. It is a criminal offense to state otherwise.

                                       THE
                                     GATEWAY
                                      TRUST

                                TABLE OF CONTENTS

Gateway Fund Investment Objective And Principal Strategies......................     2
Principal Risks.................................................................     3
Past Performance................................................................     4
Expenses........................................................................     6
   Annual Fund Operating Expenses...............................................     6
   Management Fees..............................................................     7
   Distribution (12b-1) Fees....................................................     7
   Other Expenses...............................................................     7
More Information About Principal Investment Strategies And Risks................     8
   Principal Investment Strategies..............................................     8
   Risks........................................................................     9
About The Investment Adviser....................................................    10
   Portfolio Manager Profile....................................................    10
Other Information...............................................................    11
   How Fund Shares Are Priced...................................................    11
   Dividends And Distributions..................................................    11
   Frequent Purchases And Redemptions Of Fund Shares............................    12
   Tax Issues...................................................................    12
Financial Highlights............................................................    13
Investing Through A Financial Professional......................................    14
Supplemental Payments...........................................................    14
Investing Directly..............................................................    15
   Opening Your Account.........................................................    15
   Additional Investments.......................................................    16
How To Redeem Your Shares.......................................................    17
Additional Information About Purchasing And Redeeming Shares....................    19
Privacy Policy..................................................................    20

                        GATEWAY FUND INVESTMENT OBJECTIVE

                            AND PRINCIPAL STRATEGIES

The investment objective of the Gateway Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. Historically, investments in equities have produced higher rates of return than fixed income investments. While providing higher returns, equity investments tend toward greater fluctuations in value over time, thus being significantly more volatile than fixed income investments. The Gateway Fund undertakes active measures to reduce equity volatility while investing almost all of its assets in equities.

The Gateway Fund (the "Fund") is designed for you if you are a conservative investor whose investment objective is to earn consistently higher rates of return than fixed income investments over the long term. The Fund owns a broadly diversified portfolio of common stocks and sells index call options. Selling index call options reduces the Fund's volatility, provides a steady cash flow and is the Fund's primary source of return. The Fund also buys index put options that can protect the Fund from a significant market decline over a short period of time. The value of a put option generally increases as stock prices decrease. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is designed to provide the Fund with fairly consistent returns over a wide range of fixed income and equity market environments.

The Fund not only strives for consistent returns, but also returns in excess of those available from other investments comparable in volatility. Historically, the Fund's volatility has been closer to intermediate-term fixed income investments (approximately five-year maturities) and hybrid investments (blends of equity and short-term fixed income) than to equity investments. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments. The objective of the risk management strategy using index options is to limit the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

                                 PRINCIPAL RISKS

The Fund's stock portfolio is subject to market risk. Stock prices may decline over short or even extended periods of time. The Fund's option strategies may not fully protect it against declines in the value of its stock portfolio. The Fund could experience a loss in both the stock and option portions of its portfolio.

When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. Under certain circumstances the Fund may not own any put options, resulting in increased risk during a market decline.

The value of your investment in the Fund may go up and down. You could lose money investing in the Fund. Furthermore, because the Fund has a long-term investment objective, it is not appropriate for short-term investments.

                                PAST PERFORMANCE

The bar chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. As with all mutual funds, historical results (before and after taxes) do not necessarily indicate how the Fund will perform in the future. The bar chart shows the Fund's annual total returns for each of the last ten years and how returns can fluctuate from year to year. All return figures on this page assume the reinvestment of dividends and distributions. Also shown are the best and worst quarterly returns for the Fund over the same time period.

                                  GATEWAY FUND
                    Annual Total Returns as of December 31,
                                  (BAR CHART)

1995            11.04%
1996            10.53%
1997            12.35%
1998            12.26%
1999            12.97%
2000             6.61%
2001            (3.53%)
2002            (4.86%)
2003            11.61%
2004             6.95%

BEST QUARTER            FOURTH QUARTER 2002             9.55%
WORST QUARTER           THIRD QUARTER 2002             (8.49%)

                                PAST PERFORMANCE
                                   (CONTINUED)

The following table compares the Fund's performance over time to that of the S&P 500 Index, the Lehman Brothers U.S. Intermediate Government/Credit Bond Index and the Russell 2000 Index. The S&P 500 and Russell 2000 indexes are popular indicators of the performance of the large and small capitalization sectors, respectively, of the U.S. stock market. These indexes were chosen for comparison because they reflect the broad spectrum of U.S. equity markets. The Lehman Brothers U.S. Intermediate Government/Credit Bond Index reflects the performance of the U.S. bond market and was chosen for comparison because the Fund's historical volatility of returns is closer to intermediate-term bonds than to equities.

                                            Average Annual Total Returns
                                               as of December 31, 2004
                                           -----------------------------
                                           1 Year    5 Years    10 Years
                                           ------    -------    --------
Gateway Fund

   Return Before Taxes                      6.95%      3.16%      7.40%
   Return After Taxes on Distributions*     6.51%      2.52%      6.70%
   Return After Taxes on Distributions      4.52%      2.43%      6.17%
      and Sale of Fund Shares*

Lehman Brothers U.S. Intermediate           3.04%      7.21%      7.15%
  Government/Credit Bond Index**

S&P 500 Index**                            10.87%     (2.30%)    12.07%
Russell 2000 Index**                       18.33%      6.61%     11.54%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The above after-tax returns are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

** Index returns reflect no deductions for fees, expenses or taxes.

                                    EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         ANNUAL FUND OPERATING EXPENSES
                  (Expenses That Are Deducted From Fund Assets)

Management Fees                              0.57%
Distribution (12b-1) Fees                    0.35
Other Expenses                               0.05
                                             ----
Total Annual Fund Operating Expenses         0.97%
                                             ----

                                     EXAMPLE

This Example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years        5 Years        10 Years
------          -------        -------        --------
 $99             $309           $536           $1,190

                                    EXPENSES
                                   (Continued)

                                 MANAGEMENT FEES

The Fund paid Gateway Investment Advisers, L.P. (the "Adviser") a fee of 0.57% of its average daily net assets for the 2004 fiscal year. This fee reflects the terms of the Management Agreement under which the Adviser is paid 0.925% of the average value of the daily net assets of the Fund minus the amount of the Fund's expenses incurred pursuant to its Distribution Plan. Also under the Management Agreement, the Adviser receives no separate fee for its transfer agency, fund accounting and other services to the Fund, and the Adviser pays the Fund's expenses of reporting to shareholders.

                            DISTRIBUTION (12b-1) FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act that allows it to pay for the sale and distribution of its shares. The Trustees of The Gateway Trust (the "Trust") review and approve expenses under the Distribution Plan. In any year, distribution expenses cannot exceed 0.50% of the average daily net assets of the Fund. For 2004, expenses under the plan were 0.35% of the average daily net assets of the Fund. The management fees paid to the Adviser are reduced dollar for dollar by the Fund's distribution expenses, so changes in distribution expenses do not affect the cost of your investment in the Fund.

                                 OTHER EXPENSES

The Fund pays all of its normal operating expenses, including: custodial fees, registration of Fund shares with federal and state securities agencies and the general expenses of the Trust. The Fund also reimburses the Adviser for certain compliance expenses. The Adviser pays certain expenses of the Fund including: printing and distributing all Fund prospectuses and reports to current shareholders, printing and transmitting registration statements and reports to governmental agencies and printing and mailing costs.

                        MORE INFORMATION ABOUT PRINCIPAL
                         INVESTMENT STRATEGIES AND RISKS

                         PRINCIPAL INVESTMENT STRATEGIES

                                PURCHASING STOCKS

The Fund invests in a diversified stock portfolio designed to support the Fund's index-option-based risk management strategy as efficiently as possible while seeking to enhance the Fund's total return. The Adviser uses a multi-factor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ Stock Market to construct a portfolio that meets criteria and constraints established by the Adviser. Generally, the Adviser tries to minimize the difference between the performance of the stock portfolio and that of the index or indexes underlying the Fund's option strategies while also considering other factors, such as predicted dividend yield. The Adviser monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time. The portfolio is expected to be generally representative of the broad U.S. equity market.

                           SELLING INDEX CALL OPTIONS

The Fund continuously sells index call options on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

                        MORE INFORMATION ABOUT PRINCIPAL
                         INVESTMENT STRATEGIES AND RISKS
                                   (Continued)

                          PURCHASING INDEX PUT OPTIONS

The Fund buys index put options in an attempt to protect the Fund from a significant market decline over a short period of time. The value of an index put option generally increases as stock prices decrease. The Fund may not spend more than 5% of its assets to purchase index put options.

                                OTHER INVESTMENTS

The Fund may hold cash for temporary defensive purposes or, under normal circumstances, for purposes of liquidity. Cash is normally invested in repurchase agreements. In a repurchase agreement, the Fund buys securities and the seller agrees at the time of sale to repurchase the securities at an agreed-upon date, price and interest rate. The Fund may not invest more than 5% of its assets in repurchase agreements with a maturity longer than seven days. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash. To the extent that it is invested in cash for temporary defensive purposes, the Fund would not achieve its investment objective.

                                      RISKS

                           SELLING INDEX CALL OPTIONS

Selling call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.

                          PURCHASING INDEX PUT OPTIONS

The Fund risks losing all or part of the cash paid for purchasing index put options.

                           CLOSING OPTION TRANSACTIONS

Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies.

                          ABOUT THE INVESTMENT ADVISER

Gateway Investment Advisers, L.P. (the "Adviser") has acted as the investment adviser for the Fund since December 15, 1995. It is located at Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209. The predecessor to the Adviser was Gateway Investment Advisers, Inc. which provided the same services to the Fund prior to December 15, 1995. As of December 31, 2004, the Adviser had approximately $3.6 billion in assets under management, including approximately $2.1 billion in assets invested in the Fund. The Adviser provides the Fund with investment research and advice, as well as administration, accounting, transfer agency and shareholder services.

                            PORTFOLIO MANAGER PROFILE

                             J. Patrick Rogers, CFA
                           Portfolio Manager from 1997
                         Co-Portfolio Manager from 1994
                           MBA Xavier University 1994
                        BBA University of Notre Dame 1986
                                     Age 41

J. Patrick Rogers, CFA, joined Gateway Investment Advisers, Inc., general partner of the Adviser, in 1989 and has been its president, chief investment officer and a member of its board of directors since 1995. He is the portfolio manager for the Fund and the president and a Trustee of the Trust.

                                OTHER INFORMATION

                           HOW FUND SHARES ARE PRICED

Your price for Fund shares is the Fund's net asset value per share ("NAV"), which is ordinarily determined as of the close of the New York Stock Exchange (the "NYSE"), normally 4:00 P.M. Eastern Time, on each day the NYSE is open. The NYSE is not open on weekends, national holidays or Good Friday. Your order will be priced at the next NAV calculated after your request has been received in good order as described below.

The Fund normally values stocks at market value and options at the average of the closing bid and asked quotations. Under normal circumstances, closing option quotations are considered to reflect the option contract values as of the stock market close and will be used to value the option contracts. Securities for which market quotations are not readily available, securities in which trading has been suspended prior to the close of the NYSE and all other assets are valued at fair value. Furthermore, if the Adviser determines that closing options quotations do not reflect option contract values as of the close of the NYSE, options are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees.

Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short- term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares dividends from net investment income and distributions from net capital gains at the end of December. Net investment income may be distributed more frequently. Capital gain distributions have varied considerably from year to year. Unless otherwise instructed, dividends and capital gains are reinvested in the Fund. Fund dividend and capital gain distribution information can be accessed from our Internet site at www.gatewayfund.com.

                                OTHER INFORMATION
                                   (Continued)

                FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund has a long-term investment objective and is not appropriate as a vehicle for market timing strategies that use frequent purchases and redemptions in an attempt to profit from short-term market movements. The Board of Trustees (the "Board") believes that, although the Fund's low risk profile may make it attractive to some shorter-term investors, the Fund's low volatility makes it inherently unattractive to short-term market timers. Therefore, the Board believes that neither short-term trading nor market timing represents a substantial risk to the Fund. Under certain circumstances, which are believed to be unlikely to occur in the Fund, such trading could have the potential to dilute the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses. The Board has adopted a policy that the Fund may not enter into formal or informal arrangements to permit any outside entity to engage in market timing activity within the Fund. Although the Fund does not encourage frequent trading of Fund shares, there is no quantitative restriction or monitoring process imposed by the Fund to prevent or minimize frequent trading, and the Fund does not operate a program to detect short-term market timing activity. However, in the event the Fund discovers any pattern of trading that is abusive or disruptive, it can take any course of action it deems appropriate, including limiting future purchases of Fund shares by the shareholder. The Fund retains the right to reject any purchase order at any time. There is no assurance that the Fund will identify and eliminate trading that may be abusive or disruptive to the Fund.

                                   TAX ISSUES

The Fund distributes substantially all of its income and realized capital gains annually and these distributions may be taxable to you. In addition, gains on any sale of Fund shares may be taxable to you.

If you buy Fund shares just before a distribution is declared, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution, unless you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The distribution paid to you would generally be included in your gross income for tax purposes, whether or not you reinvested it. For this reason, you should carefully consider the tax consequences of buying shares of the Fund.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's performance for the past five years. Certain information reflects results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The information for the years ended December 31, 2004, 2003 and 2002 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report which is available upon request. The information for years ended prior to December 31, 2002, was audited by other independent public accountants.

                                                               Year ended December 31,
                                             2004         2003          2002           2001          2000
                                          ----------   ----------    ----------    -----------    -----------
Net asset value, beginning of year        $    23.00   $    20.76    $    21.98    $     22.92    $     23.67
                                          ----------   ----------    ----------    -----------    -----------
Net investment income                           0.29         0.17          0.15           0.11           0.08
Net gain (loss) on investments                  1.31         2.24         (1.22)         (0.92)          1.49
                                          ----------   ----------    ----------    -----------    -----------
  Total from investment operations              1.60         2.41         (1.07)         (0.81)          1.57
                                          ----------   ----------    ----------    -----------    -----------

Dividends from net investment income           (0.29)       (0.17)        (0.15)         (0.11)         (0.08)
Distributions from net realized gain              --           --            --          (0.02)         (2.24)
                                          ----------   ----------    ----------    -----------    -----------

  Total distributions                          (0.29)       (0.17)        (0.15)         (0.13)         (2.32)
                                          ----------   ----------    ----------    -----------    -----------

Net asset value, end of year              $    24.31   $    23.00    $    20.76    $     21.98    $     22.92
                                          ==========   ==========    ==========    ===========    ===========

TOTAL RETURN                                    6.95%       11.61%        (4.86%)        (3.53%)         6.61%

Net assets, end of year (000's)           $2,103,935    1,405,561    $1,068,448    $ 1,285,131    $ 1,491,052
Ratio of expenses to average net assets         0.97%        0.97%         0.97%          0.97%          0.98%
Ratio of net investment income to
    average net assets                          1.42%        0.86%         0.66%          0.43%          0.33%
Portfolio turnover rate                           71%           5%           13%            18%            22%

                               INVESTING THROUGH A

                             FINANCIAL PROFESSIONAL

You may purchase or sell Fund shares through a financial professional, broker/dealer, bank or other financial institution or an organization that provides recordkeeping and consulting services to employee benefit plans (a "Financial Institution"). A Financial Institution may charge you a fee for this service and may require different minimum initial and subsequent investments than if you invest in the Fund directly. Financial Institutions may also impose other charges or restrictions different from those that apply to shareholders who invest in the Fund directly. A Financial Institution, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations to its customers. Certain Financial Institutions may receive compensation from the Trust or its affiliates and may receive compensation from the Trust for shareholder recordkeeping and other services. You should ask about any fees related to your investment in the Fund that are not described in this Prospectus.

                              SUPPLEMENTAL PAYMENTS

The Adviser may pay certain Financial Institutions (which may include banks, broker/dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by Financial Institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

                               INVESTING DIRECTLY

Customer service representatives are available to assist you Monday through Friday, from 9:00 A.M. to 5:00 P.M. Eastern Time, toll-free at (800) 354-6339.

                              OPENING YOUR ACCOUNT

The Fund is available for purchase by individuals in both taxable and IRA accounts, as well as by corporations, trusts and pension plans. After your initial purchase and any subsequent transaction, you will receive a confirmation statement showing the resulting value of your account.

                       OPENING A REGULAR (NON-IRA) ACCOUNT

To open a regular account in the Fund, please complete and sign a New Account Application that accompanies this Prospectus. The minimum initial investment is $1,000.

                             OPENING AN IRA ACCOUNT

To open an IRA account, please complete and sign an IRA Application. The minimum investment for an IRA is $500. If you have not received an IRA Application and an IRA Agreement and Disclosure Statement, please call customer service at (800) 354-6339. To transfer an existing IRA to the Fund, you need to complete a Request for Transfer to an IRA Form in addition to an IRA Application. To transfer or roll over funds from an employer-sponsored plan such as a 401(k), please call customer service at (800) 354-6339. You will find more detailed information about transfers to and distributions from IRAs in the IRA Agreement and Disclosure Statement.

                                     BY MAIL

Please mail your Application (and IRA forms if needed), and a check for your initial investment, payable to THE GATEWAY TRUST, to: The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211.

                                  BY TELEPHONE

To open your account by telephone, you must wire your initial investment to the Fund. If you buy shares through a wire transfer, the Trust will not charge you for the wire. Your financial institution may charge you for this service. Please call customer service at (800) 354-6339 for further instructions.

                               INVESTING DIRECTLY
                                   (Continued)

                             ADDITIONAL INVESTMENTS

You may add to your Fund investment at any time. The minimum amount of an additional investment is $100.

                                     BY MAIL

Please mail an Additional Investment Form with your check. Additional Investment Forms and business reply envelopes are included with most mailings you receive from the Fund. All checks should be payable to THE GATEWAY TRUST.

                                  BY TELEPHONE

To invest by telephone, you will need to wire your investment to the Fund. Please call customer service at (800) 354-6339 for further information or to place a purchase order. If money is wired without a purchase order, it will be returned uninvested.

                         BY AUTOMATIC INVESTMENT PROGRAM

Our Automatic Investment Program is a convenient way to make regularly scheduled investments in the Fund. When you use the program, funds are electronically transferred from your bank account and additional shares are then purchased for your account. This service is available on a monthly or quarterly basis with a minimum of $100 per transfer. Your financial institution may charge you for transfers from your bank account to the Fund through the Automatic Investment Program. Please call customer service at (800) 354-6339 for further instructions.

                            HOW TO REDEEM YOUR SHARES

You may redeem your Fund shares by choosing one of the following options. The proceeds will be mailed or wired. Normally the proceeds will be sent on the next business day. Payments to shareholders who have purchased shares by check will not be made until the purchase check has cleared, which could take up to fifteen days from the date of purchase. For information about redeeming shares from an IRA, please call customer service at (800) 354-6339.

                                     BY MAIL

You may send a written request to redeem shares to: The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211.

Your written request should specify the number of Fund shares or the dollar amount to be redeemed. All owners must sign the request exactly as their names appear on the account. In certain cases, other supporting legal documents may be required. A check for the proceeds will be mailed to the address of record for your account.

A signature guarantee is not usually required. However, a signature guarantee may be required under certain circumstances. A signature guarantee is ALWAYS required if proceeds are to be paid to persons other than the record owner(s) of the shares, or if the proceeds are to be sent to any address other than the address of record for the account. An acceptable signature guarantee may be obtained from banks, brokers and certain other financial institutions. NOTARY PUBLICS CANNOT GUARANTEE YOUR SIGNATURE.

                            HOW TO REDEEM YOUR SHARES
                                   (Continued)

                                  BY TELEPHONE

Unless you have declined telephone exchange and/or redemption privileges, you may redeem your shares by calling customer service at (800) 354-6339. Telephone redemptions are not available for IRA accounts. If you redeem your shares by telephone, the redemption proceeds can only be paid:

      - by check to the record owner(s) of the shares and mailed to the address of record for your account; or

      - by wire if you completed the wire transfer instructions in your original New Account Application or you have sent separate wire transfer instructions. All owners must sign the request to establish wire transfer instructions exactly as their names appear on the account AND THE SIGNATURES MUST BE GUARANTEED. If you redeem shares through a wire transfer, the Trust's custodian will assess a wire charge of $10. Your financial institution may also charge you for receiving a wire transfer of redemption proceeds.

The Trust will not be liable for any damages resulting from following instructions received by telephone that it reasonably believes to be genuine. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine.

                          SYSTEMATIC WITHDRAWAL PROGRAM

If the value of your account is at least $5,000, you can arrange for systematic quarterly or monthly withdrawals in the amount of $100 or more. Please call customer service at (800) 354-6339 to make arrangements to use this program.

                          ADDITIONAL INFORMATION ABOUT

                         PURCHASING AND REDEEMING SHARES

-     The Trust reserves the right to reject any investment at any time.

- The Board of Trustees of the Trust can terminate the Fund upon written notification to the shareholders.

- The Trust also reserves the right to redeem your shares under certain circumstances. You will receive written notice at least 60 days prior to the redemption of your shares by the Trust.

      - The Trust may redeem your shares when the aggregate value of your account falls below $800 (other than as a result of market action) unless you purchase additional shares to increase the value of your account to at least $1,000 before the end of the 60-day period.

- The Trust also reserves the right to make a "redemption in kind" - a payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations.

- The right of redemption may be suspended in certain circumstances, such as the closing of the NYSE for a period other than weekends, national holidays or Good Friday.

                                 PRIVACY POLICY

THE FOLLOWING IS A DESCRIPTION OF THE FUND'S POLICIES REGARDING DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION THAT YOU PROVIDE TO THE FUND OR THAT THE FUND COLLECTS FROM OTHER SOURCES. IN THE EVENT THAT YOU HOLD SHARES OF THE FUND THROUGH A BROKER-DEALER OR OTHER FINANCIAL INTERMEDIARY, THE PRIVACY POLICY OF YOUR FINANCIAL INTERMEDIARY WOULD GOVERN HOW YOUR NONPUBLIC PERSONAL INFORMATION WOULD BE SHARED WITH NONAFFILIATED THIRD PARTIES.

                   CATEGORIES OF INFORMATION THE FUND COLLECTS

THE FUND COLLECTS THE FOLLOWING NONPUBLIC PERSONAL INFORMATION ABOUT YOU:

      - INFORMATION THE FUND RECEIVES FROM YOU ON OR IN APPLICATIONS OR OTHER FORMS, CORRESPONDENCE OR CONVERSATIONS (SUCH AS YOUR NAME, ADDRESS, TELEPHONE NUMBER, SOCIAL SECURITY NUMBER, ASSETS, INCOME AND DATE OF BIRTH); AND

      - INFORMATION ABOUT YOUR TRANSACTIONS WITH THE FUND, ITS AFFILIATES OR OTHERS (SUCH AS YOUR ACCOUNT NUMBER AND BALANCE, PAYMENT HISTORY, PARTIES TO TRANSACTIONS, COST BASIS INFORMATION AND OTHER FINANCIAL INFORMATION).

                  CATEGORIES OF INFORMATION THE FUND DISCLOSES

THE FUND DOES NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT ITS CURRENT OR FORMER SHAREHOLDERS TO UNAFFILIATED THIRD PARTIES, EXCEPT AS REQUIRED OR PERMITTED BY LAW. THE FUND IS PERMITTED BY LAW TO DISCLOSE ALL OF THE INFORMATION IT COLLECTS, AS DESCRIBED ABOVE, TO ITS SERVICE PROVIDERS (SUCH AS THE FUND'S CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT) TO PROCESS YOUR TRANSACTIONS AND OTHERWISE PROVIDE SERVICES TO YOU.

                          CONFIDENTIALITY AND SECURITY

THE FUND RESTRICTS ACCESS TO YOUR NONPUBLIC PERSONAL INFORMATION TO THOSE PERSONS WHO REQUIRE SUCH INFORMATION TO PROVIDE PRODUCTS OR SERVICES TO YOU. THE FUND MAINTAINS PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS THAT COMPLY WITH INDUSTRY STANDARDS TO GUARD YOUR NONPUBLIC PERSONAL INFORMATION.

                                  GATEWAY FUND

Several additional sources of information are available to you. The Statement of Additional Information ("SAI") contains detailed information on the Fund's policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund's Adviser. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest annual or semi-annual fiscal year end. All of these documents are available without charge upon request. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (i.e. it is legally considered a part of this prospectus).

You may also call or write the Fund to request other information about the Fund or to make shareholder inquiries.

                            INFORMATION IS AVAILABLE:

By Telephone: (800) 354-6339

By Mail:         The Gateway Trust
                 Shareholder Services
                 P. O. Box 5211
                 Cincinnati, OH  45201-5211

By E-mail:       info@gatewayfund.com

On the Internet: www.gatewayfund.com (including dividend and capital gain distribution information)

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(800) SEC-0330. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or at the following e-mail address: publicinfo@sec.gov.

       The Gateway Fund is a series of The Gateway Trust, SEC file number:
                                   811-02773.

                                THE GATEWAY TRUST

                                  GATEWAY FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005

This Statement is not a prospectus but should be read in conjunction with the prospectus dated May 1, 2005. The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by this reference to the annual report of the Gateway Fund for the fiscal year ended December 31, 2004. A copy of the prospectus or annual report may be obtained from the Trust by written or telephone request directed to the Trust at the address or the telephone number shown below.

The prospectus of the Gateway Fund dated May 1, 2005 is also incorporated herein by reference.

                                 P. O. BOX 5211
                           CINCINNATI, OHIO 45201-5211
                                 (800) 354-6339

                                TABLE OF CONTENTS

INTRODUCTION.................................................................................    2
     General Information About The Gateway Trust.............................................    2
INVESTMENT OBJECTIVES AND PRACTICES..........................................................    2
     Gateway Fund............................................................................    2
OPTION TRANSACTIONS..........................................................................    2
     Selling Covered Call Options............................................................    2
     Selling Covered Put Options.............................................................    2
     Purchase Of Put And Call Options........................................................    3
     Options On Securities Indexes...........................................................    3
     Covered Index Call Options Sold By The Gateway Fund.....................................    3
INVESTMENT PRACTICES, RISKS AND RESTRICTIONS.................................................    4
     Other Investment Practices..............................................................    4
     Certain Risks...........................................................................    4
     Investment Restrictions.................................................................    4
     Portfolio Turnover......................................................................    5
     Disclosure of Portfolio Holdings........................................................    6
SHAREHOLDER SERVICES.........................................................................    7
     Open Account............................................................................    7
     Automatic Investment Program............................................................    7
     IRAs....................................................................................    7
     Systematic Withdrawal Program...........................................................    8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................................    8
INVESTMENT ADVISORY AND OTHER SERVICES.......................................................    9
     Gateway Investment Advisers, L.P........................................................    9
     Gateway Fund Management Agreement.......................................................    9
     Distribution Plan For The Gateway Fund..................................................   10
     Custodian...............................................................................   11
     Shareholder Servicing, Transfer, Dividend Disbursing And Financial Servicing Agent......   11
BROKERAGE....................................................................................   11
CODE OF ETHICS...............................................................................   12
PROXY VOTING POLICIES........................................................................   12
     Conflicts Of Interest...................................................................   13
     How To Obtain Additional Information....................................................   13
ADDITIONAL TAX MATTERS.......................................................................   13
     Federal Tax Matters.....................................................................   13
     State And Local Tax Aspects.............................................................   13
TRUSTEES AND OFFICERS OF THE TRUST...........................................................   14
     Standing Committees.....................................................................   14
     Beneficial Ownership of Equity Securities in the Gateway Fund as of December 31, 2004...   15
     Trustee Compensation....................................................................   15
     Shareholder Meetings And Voting.........................................................   15
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  AND FINANCIAL STATEMENTS......................   16
PRINCIPAL HOLDERS OF FUND SHARES.............................................................   16
APPENDIX A (Proxy Voting Guidelines Summary).................................................   17

                                  INTRODUCTION

GENERAL INFORMATION ABOUT THE GATEWAY TRUST

The Gateway Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as "funds" or individually as a "fund"). Each fund has its own investment policies, restrictions, practices, assets and liabilities. Each fund is represented by a separate series of shares of beneficial interest in the Trust ("Shares"). The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by a Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust's bylaws, as amended.

At present, there is one series of the Trust:

NAME OF FUND  DATE ORGANIZED                    FORMER NAMES
------------  --------------  -----------------------------------------------
Gateway Fund       1977       Gateway Index Plus Fund until April 30, 1998;
                              Gateway Option Index Fund until March 1990;
                              Gateway Option Income Fund until February 1988;
                              Gateway Option Income Fund, Inc. until May 1986

Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund.

Gateway Investment Advisers, L.P. (the "Adviser") acts as the Gateway Fund's investment adviser.

                       INVESTMENT OBJECTIVES AND PRACTICES

GATEWAY FUND

The investment objective of the Gateway Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES" in the Fund's prospectus.

The Gateway Fund invests in a diversified portfolio of common stocks. The Fund sells index call options on the S&P 500 Index and other stock indexes, and, when appropriate, the Fund enters into closing purchase transactions with respect to such options. The Fund also purchases put options on securities indexes. In addition, the Fund has authority to, and when deemed appropriate may, sell put options and purchase call options on securities indexes.

The Gateway Fund is a diversified, open-end management investment company.

                               OPTION TRANSACTIONS

This section contains a brief general description of various types of options, certain option trading strategies and some of the risks of option trading. It is included to help a shareholder understand the investment practices of the Fund. It is easier to understand index options if you understand options on individual stocks. For this reason, the first three parts of this section discuss individual stock options.

SELLING COVERED CALL OPTIONS

A covered call option is an option sold on a security owned by the seller of the option. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

The seller of a covered call option gives up, in return for the premium, the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller. A more complete description of the details and risks involved in selling covered call options is set forth below under the caption "COVERED INDEX CALL OPTIONS SOLD BY THE GATEWAY FUND."

SELLING COVERED PUT OPTIONS

The seller of a covered put option has the obligation to buy, and the purchaser the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a seller usually deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at the seller's custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The seller maintains the segregated account so long as it is obligated as the seller. The obligation of the seller is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the seller.

The seller's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The seller's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although a seller risks a substantial loss if the price of the stock on which it has sold a put option drops suddenly, the seller can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the seller's ability to detect the movement in the stock's price and to execute a closing transaction at the appropriate time.

To comply with state securities requirements, the Fund will not sell any covered put option if, as a result, the Fund would have to invest more than 50% of its total assets (taken at current value) to meet its obligation upon the exercise of put options.

PURCHASE OF PUT AND CALL OPTIONS

Put options can be employed to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. Call options can be purchased as a temporary substitute for the purchase of individual stocks, which then could be purchased in orderly fashion. Upon the purchase of the stocks, the purchaser would normally terminate the call position.

The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying stock does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the purchaser will experience a loss on the option contract equal to the deficiency.

OPTIONS ON SECURITIES INDEXES

The Gateway Fund is authorized to purchase index put and call options. The Fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of its net assets. An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple ($100 in the case of the S&P 500 Stock Index). The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally.

COVERED INDEX CALL OPTIONS SOLD BY THE GATEWAY FUND

The Gateway Fund sells index call options. Frequently the Fund executes a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both). The Fund's objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Trust's Custodian (or a securities depository acting for the Custodian) acts as the Trust's escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the Fund sells an index call option, it is also required to "cover" the option pursuant to requirements enunciated by the staff of the Securities and Exchange Commission ("the SEC"). The staff has indicated that a mutual fund may "cover" an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U. S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally "covers" the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of "covering" the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund's total assets) pending settlement of the sale of the portfolio securities and thereby incurring interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

                  INVESTMENT PRACTICES, RISKS AND RESTRICTIONS

OTHER INVESTMENT PRACTICES

The Gateway Fund may hold cash for purposes of liquidity. It generally will hold cash reserves for the purpose of paying expenses and share redemptions and may hold cash received from the sale of its shares which has not yet been invested.

The Adviser may determine from time to time that, for temporary defensive purposes, the Fund should reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stock. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash.

Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers' acceptances, commercial paper or certificates of deposit (collectively "cash instruments"). Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more.

Repurchase agreements are instruments under which the Fund buys securities suitable for investment under its policies and obtains the concurrent agreement of the seller (usually a bank) to repurchase such securities at an agreed-upon date, price and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. However, not more than 5% of the Fund's total assets may be invested in repurchase agreements which have a maturity longer than seven days.

CERTAIN RISKS

The success of the Fund's option strategy depends upon the ability of the Adviser to identify an appropriate index in which to invest and the Adviser's ability to enter into transactions involving index options at appropriate times in the stock market cycle. In pursuing this course, the Adviser is subject to the risks of change in general economic conditions, adverse developments in specific industries and factors affecting the performance of individual stocks.

In addition to common stock of U.S. companies, the Fund may invest in foreign issuers by purchasing American Depositary Receipts ("ADRs"). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying foreign stock. To the extent the Fund invests in ADRs, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund's portfolio is over-weighted in a certain geographic region any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

INVESTMENT RESTRICTIONS

The investment objectives and investment restrictions applicable to the Fund are designated as fundamental policies. The Trust has adopted other fundamental policies with respect to the Fund. Fundamental policies may not be changed without vote of shareholders of the Fund. Under these policies, the Fund may not:

            1. purchase any security if, as a result, it would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

            2. purchase any security if, as a result, it would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

            3. purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

            4.    make short sales of securities or maintain a short position
                  (a) unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.

                  It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. It is the present intention of management that short sales of securities subject to outstanding options will not be made.

            5. borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of its total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market.

                  In order to meet redemption requests without immediately selling any portfolio securities, it may borrow an amount up to 25% of the value of its total assets including the amount borrowed. If, due to market fluctuations or other reasons, the value of its assets falls below 400% of its borrowing, the Fund will reduce its borrowing which may result in it being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the Fund might be deemed to be engaged in leveraging in that any such borrowing will enable the Fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

            6. pledge more than 10% of its total assets, taken at market value. The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.

            7. purchase or retain securities of any company if, to the knowledge of the Trust, officers and trustees of the Trust or of the Adviser who individually own more than -1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

            8. buy or sell commodities or commodities futures or options contracts, or real estate or interests in real estate, although it may purchase and sell (a) securities which are secured by real estate, and (b) securities of companies which invest or deal in real estate.

            9. act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws.

            10. make investments for the purpose of exercising control or management.

            11. participate on a joint or joint and several basis in any trading account in securities.

            12. purchase any security restricted as to disposition under the federal securities laws.

            13. invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

            14. invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

            15. make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through repurchase agreements.

                  No more than 5% of the Fund's assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

            16. purchase any security (other than U. S. government obligations) if, as a result thereof, less than 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), government securities and other securities which, for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. All of the funds in the Trust taken as a group also must satisfy this 10% test.

            17. concentrate the investments in a single industry nor invest more than 25% of the current value of its total assets in a single industry.

            18. sell call or put options, or purchase call or put options, except that the Fund may (i) sell covered call options with respect to all of its portfolio securities or with respect to securities indexes; (ii) purchase exchange-traded put and call options, provided that after any such purchase not more than 5% of the Fund's net assets would be invested in premiums on the purchase of put and call options or combinations thereof;
                  (iii) sell covered put options, provided that after any such sale the Fund would not have more than 50% of its total assets (taken at current value) subject to being invested on the exercise of put options; and (iv) enter into closing purchase transactions with respect to such options.

The Trust has no fundamental policy with respect to the issuance of senior securities by the Fund; however, the Investment Company Act of 1940 prohibits the Trust's issuance of any such securities.

In addition to the above fundamental policies, the following are non-fundamental policies:

      - The Fund will limit its investment in warrants to no more than 5% of its assets. The Adviser has no current intention of causing the Fund to invest in warrants in the coming year.

      - The Fund will not purchase additional portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding. The Adviser has no current intention of causing the Fund to borrow in excess of 5% of its total assets in the coming year.

PORTFOLIO TURNOVER

For the year ended December 31, 2004, the Fund had a portfolio turnover ratio of 71%, which is relatively high as compared to portfolio turnover ratios of prior years for the Fund. This variation is exclusively the result of transitioning the equity portfolio of the Fund from one which owned all 500 stocks of the S&P 500 Index to one that is designed to keep the performance of the Fund within defined parameters of the performance of the index underlying the Fund's option strategy. This migration took place during the third and fourth quarters of 2004. It is not anticipated that the portfolio turnover ratio for the Fund will be this high for 2005; and in fact, it is anticipated that it will revert to below 50%.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings, as filed with the SEC, to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser and the Fund's Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services, and pricing services. This information is disclosed to third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client privilege), (iii) confidentiality required by fiduciary principles (e.g. custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Additionally, the Fund may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis. In these instances, portfolio holdings will be supplied no more often than quarterly and on a delayed basis in order to ensure that the information cannot be used to take advantage of material inside information.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make information available about the Fund's portfolio holdings without the specific approval of the Board of Trustees. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether it is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser ,are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.

                              SHAREHOLDER SERVICES

Gateway Investment Advisers, L.P. serves as the Trust's shareholder servicing, transfer, dividend disbursing and financial servicing agent (the "Servicing Agent"). In this capacity, it performs various shareholder services on behalf of the Trust.

OPEN ACCOUNT

The Fund's regular account for investors who purchase its shares is the Open Account. The Open Account facilitates regular purchases of Fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in Fund shares. Gateway does not charge for the automatic reinvestment of dividends and distributions.

The Servicing Agent maintains a record of the investor's purchases, redemptions and share balances in the investor's Open Account. Shortly after each purchase, the Servicing Agent will mail a confirmation to the investor showing the shares purchased, the exact price paid for the shares and the total number of shares owned. Share certificates will not be issued.

Upon opening an account, the investor may elect either of the following options:
(1) reinvestment at net asset value of all distributions, or (2) payment in cash of all distributions. If no election is made, all distributions will be reinvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. No annual maintenance fees are charged by the Trust on any Open Account. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

AUTOMATIC INVESTMENT PROGRAM

Investors can arrange to use our Automatic Investment Program by either making the election on the New Account Application or by contacting Shareholder Services at (800) 354-6339 for the appropriate forms. With this service, investors purchase additional shares by having a predetermined amount of $100 or more automatically transferred from a bank account to the Trust on a monthly or quarterly basis. Changes to an Automatic Investment Program, including discontinuing participation, must be in writing and sent to The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211. All changes to the Program must be received by The Gateway Trust at least five business days prior to the next scheduled transfer.

IRAS

Investors may purchase shares of the Fund through Individual Retirement Accounts ("IRAs") which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a traditional IRA (the "Gateway Traditional IRA") and a Roth IRA (the "Gateway Roth IRA") or jointly as a "Gateway IRA." A Gateway IRA can be adopted by an investor and is specifically designed to permit the investor to invest in shares of the Fund. The custodian of the Gateway IRA is U.S. Bank, N.A. Investors can obtain forms to establish a Gateway IRA by calling Shareholder Services at (800) 354-6339.

An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. For detailed information about a Gateway IRA, please refer to the Agreement and Disclosure Statement for the appropriate Gateway IRA. Agreements and Disclosure Statements can be obtained by calling Shareholder Services at (800) 354-6339.

An investor may make a direct transfer of assets from one IRA to a Gateway IRA by directing the existing IRA custodian or trustee to transfer directly to a Gateway IRA the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. Call Shareholder Services at (800) 354-6339 to obtain the appropriate transfer form.

A Gateway Traditional IRA is eligible to receive direct rollovers of distributions from a qualified employer plan. An investor can make a direct rollover by instructing the employer's plan to wire the distribution to U.S. Bank, N.A. as custodian for the Gateway Traditional IRA. The distribution should be wired to:

               The Gateway Trust c/o U.S. Bank, N.A.
               ABA #042-0000-13
               Cincinnati, OH
               Name (insert investor name)
               Gateway Fund Account No. (insert investor account number)

An investor can also make a direct rollover to a Gateway Traditional IRA by instructing the employer's plan to prepare a check for the amount to be rolled over payable to "U.S. Bank, N.A., as Custodian of Individual Retirement Account of (insert investor name)," and sending that check to The Gateway Trust. The check can also be delivered in person to The Gateway Trust, or mailed to:

               The Gateway Trust
               Shareholder Services
               P. O. Box 5211
               Cincinnati, OH  45201-5211

An investor can make a 60-day rollover of a distribution from a qualified employer plan by instructing the employer's plan to prepare a check payable to the investor and by endorsing or cashing the check and depositing some or all of the proceeds in a Gateway Traditional IRA. The deposit must be delivered in person to Gateway, or mailed to The Gateway Trust at the above address within 60 days of when the investor receives the distribution. The employer's plan must withhold 20% of the taxable amount for federal income tax if the investor chooses a 60-day rollover for the distribution.

Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70-1/2 cannot be rolled over.

To make a withdrawal from a Gateway IRA, an investor should contact Shareholder Services at (800) 354-6339.

The rules for contributing to, investing under and distributing from IRAs are complex, and any investor should consult with his or her own tax adviser if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

No annual maintenance fees are charged by the Trust for any account, including IRAs, SEP-IRAs, retirement and pension or profit-sharing plans, including 401(k) plans. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

SYSTEMATIC WITHDRAWAL PROGRAM

If the value of a shareholder's account is at least $5,000, the shareholder can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount to be periodically withdrawn by a shareholder. A sufficient number of shares in the shareholder's account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

If a shareholder participates in the Systematic Withdrawal Program, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of the Fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the Fund to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Program should not, therefore, be considered a yield on investment. A shareholder can make arrangements to use the Systematic Withdrawal Program (or discontinue participation) by contacting Shareholder Services at (800) 354-6339.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are purchased and redeemed at its net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined on or after the date designated for the redemption or distribution.

In addition to orders received directly by the Trust's Servicing Agent, the Trust has authorized various third-party brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. In instances where orders are taken by these brokers, the Trust will be deemed to have received a purchase or redemption order when the authorized broker or, if applicable, a broker's authorized designee, accepts the order. This order will be priced at the Fund's net asset value next computed after it is accepted by the authorized broker or the broker's authorized designee.

Certificates for shares of the Fund will not be issued.

The minimum initial investment is $1,000 ($500 for IRAs). The minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser's employees, by participants in an SEP-IRA program and by participants in the Automatic Investment Program. The Trust reserves the right to accept or reject any purchase order of the Fund.

There is no minimum or maximum applicable to redemption of shares of the Fund. The Trust, however, reserves the right to redeem a shareholder's account(s) under certain circumstances. The shareholder will receive at least 60 days' written notice prior to the redemption of the account(s).

The Trust may redeem a shareholder's account(s) in the Fund when the aggregate value of the shareholder's account(s) falls below $800 (other than as a result of market action). The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the 60-day period.

The Trust will redeem a shareholder's account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents.

Signature guarantees are required for all redemptions (on the date of receipt by the servicing agent of all necessary documents), regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). The signature guarantee requirement may be waived by the Trust in certain instances. The Trust also reserves the right to require a signature guarantee on any instructions or redemptions given to the Trust for any reason. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the servicing agent or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either
(a) on the written request for redemption; (b) on a stock power which should specify the total number of shares to be redeemed; or (c) on all stock certificates tendered for redemption.

The right of redemption may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) when trading in any of the markets which a fund normally utilizes is restricted as determined by the SEC;
(c) if any emergency exists as defined by the SEC so that disposal of investments or determination of the Fund's net asset value is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

The Trust has elected to be governed by Rule18f-1 of the Investment Company Act which obligates the Fund to redeem shares in cash with respect to any one shareholder during any 90-day period up to the lesser of $250,000 or 1% of the assets of the Fund. Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the Fund. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities. To date, all redemptions have been made in cash.

The Trust reserves the right to modify or terminate any purchase, redemption or other shareholder service procedure upon notice to shareholders.

Purchases and redemptions generally may be effected only on days when the stock and options exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GATEWAY INVESTMENT ADVISERS, L.P.

Gateway Investment Advisers, L.P., (the "Adviser"), a Delaware limited partnership, has acted as the investment adviser for the Fund since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the Fund from its formation until December 15, 1995. The Adviser became the successor in interest to the assets, business and personnel of GIA which was organized in June 1977. GIA is the general partner of the Adviser with a 74.66% ownership interest. Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, the portfolio manager of the Fund, and President and a Trustee of the Trust, together own of record and beneficially 100% of the outstanding shares of GIA and thereby control the Adviser. Mr. Sall is Chairman and a director of GIA and Mr. Rogers is its President and a director.

GATEWAY FUND MANAGEMENT AGREEMENT

The Trust has retained the Adviser under an investment advisory contract (the "Management Agreement") to act as investment manager and in such capacity supervise the investments of the Gateway Fund, subject to the policies and control of the Board of Trustees of the Trust. The Management Agreement for the Gateway Fund became effective January 1, 1999. Services were provided by the Adviser under an investment advisory contract beginning December 15, 1995, and previously by GIA under a similar contract prior to December 15, 1995.

Pursuant to the Management Agreement, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding such fund's investments;
(ii) office space, telephones and other office equipment; and (iii) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (i) expenses incurred in connection with association membership dues, except the annual dues of the Trust for its membership in the Investment Company Institute, which shall be paid by the Trust; (ii) expenses of printing and distributing all Fund registration statements, prospectuses and reports to current Fund shareholders;
(iii) costs of printing and transmitting reports to governmental agencies; and
(iv) printing and mailing costs. The Management Agreement further provides that under certain circumstances the Adviser may cause the Fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising the Fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

The Management Agreement provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Expenses to be borne by the Trust include:

      -     expenses of continuing the Trust's existence;

      -     fees and expenses of trustees not employed by the Adviser;

      -     expenses incurred by the Fund pursuant to the Fund's Distribution
            Plan;

      - expenses of registering or qualifying the Trust or its shares under federal and various state laws and maintaining and updating such registrations and qualifications on a current basis;

      - interest expenses, taxes, fees and commissions of every kind; expenses of issue, including cost of share certificates;

      -     repurchases and redemption of shares;

      - charges and expenses of custodians, transfer agents, fund accountants, shareholder servicing agents, dividend disbursing agents and registrars;

      -     expenses of valuing shares of the Fund;

      -     auditing, accounting and legal expenses;

      -     expenses of shareholder meetings and proxy solicitations therefore;

      -     insurance expenses;

      -     membership fees of the Investment Company Institute;

      - and all "extraordinary expenses" as may arise, including all losses and liabilities in administrating the Trust; expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Trust to indemnify its officers, trustees and agents with respect thereto.

A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

In return for the services and facilities furnished by the Adviser under the Management Agreement, the Fund pays the Adviser a management fee (the "Management Fee") at (a) the annual rate of 0.925% of the average value of the daily net assets of the Fund; minus (b) the amount of the Fund's expenses incurred pursuant to its Distribution Plan. In addition, as long as the Adviser is providing transfer agency, fund accounting and other services pursuant to the Services Agreement with the Trust dated January 1, 1998, the Adviser shall receive no separate compensation for such services with respect to the Gateway Fund during the term of the Management Agreement.

If total expenses of the Fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions and any "extraordinary expenses" determined as above described) exceed the specified percentage of the Fund's average daily net asset value for such year, the Management Agreement requires the Adviser to bear all such excess expenses up to the amount of the Management Fee. The applicable expense limitation percentage for the Fund is 1.50% of the Fund's average daily net asset value. Each month the Management Fee is determined and the Fund's expenses are projected. If the Fund's projected expenses are in excess of the above-stated expense limitations, the Management Fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to the Fund shall not exceed the aggregate Management Fee paid by the Fund to the Adviser for the year.

The Advisory Fees paid to the Adviser for providing services to the Fund under the Management Agreement were $9,929,000 in 2004, $6,958,000 in 2003, and $6,940,000 in 2002.

The Management Agreement further provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations thereunder, the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser. The Management Agreement contemplates that the Adviser may act as an investment manager or adviser for others.

The Management Agreement may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Board of Trustees of the Trust, including the vote cast in person by a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Management Agreement, and by vote of the shareholders of the applicable fund.

The Management Agreement may be terminated, upon 60 days' written notice (which notice may be waived) at any time without penalty (i) by the Board of Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the applicable fund; or (iii) by the Adviser. The Management Agreement terminates automatically in the event of assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

The Management Agreement continues in effect until December 31, 2005, and thereafter, provided that its continuance for the Fund for each renewal year is specifically approved in advance (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the trustees who are not parties to the Management Agreement or "interested persons" of any party to the Management Agreement (other than as Trustees of the Trust) by votes cast in person at a meeting specifically called for such purposes.

            The following describes the material factors and conclusions that formed the basis for the Board of Trustees of the Trust in renewing the current Management Agreement:

            A. After reviewing information regarding the performance of the Gateway Fund and the Adviser, the Board concluded the Adviser had consistently and successfully managed the Fund in accordance with its stated objectives, and produced results that compare favorably to relevant benchmarks.

            B. After a review of the nature, quality, and extent of services provided by the Adviser, the Board concluded the provision of these services by the Adviser is more than satisfactory.

            C. After reviewing the cost of services and profit to be realized by the Adviser, the Board concluded that although the profitability of the Adviser's relationship with the Fund is difficult to isolate, the Adviser's overall profitability is substantially below average as compared to publicly-traded mutual fund companies, and both the cost to the Fund and overall profitability to the Adviser were reasonable.

            D. After reviewing a comparative analysis of advisory fees and expense ratios drawn from an expansive range of mutual fund peers, the Board concluded that the shareholders of the Gateway Fund are paying management fees and bearing overall expenses at or below levels typically borne by shareholders in any reasonably selected cross-section of other mutual funds.

            E. After addressing economies of scale, the Board concluded the Gateway Fund, due to the uniqueness of its fee structure, has experienced economies of scale and that asset-level breakpoints are not necessary at this juncture.

            F. After reviewing other benefits to the Adviser, including soft dollar research benefits, the Board concluded there was no detrimental effect to the shareholders of the Gateway Fund as a result of the nominal dollar amount of transactions being directed for research and that the Gateway Fund benefited from the research received.

Based on the review and discussion of the above factors, the Board, including those who were not "interested persons" as defined in the Investment Company Act of 1940, unanimously agreed to renew the Management Agreement for another year.

DISTRIBUTION PLAN FOR THE GATEWAY FUND

A Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") became effective on January 1, 1999, for the Gateway Fund. Under the Plan, the Trust may, directly or indirectly, engage in any activities related to the distribution of shares of the Fund, which activities may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising shareholders of the Fund regarding the Fund, that hold shares for shareholders in omnibus accounts or as shareholders of record, or that provide shareholder support or administrative services to the Fund and its shareholders; (b) expenses of maintaining personnel who engage in or support distribution; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities; and (e) costs of preparing, printing and distributing sales literature. The expenditures to be made by the Trust pursuant to the Distribution Plan and the basis upon which payment of such expenditures will be made is determined by the Trustees, but in no event may such expenditures exceed in any fiscal year an amount calculated at the rate of 0.50% of the average daily net asset value of the Fund. For the years 2004, 2003 and 2002, expenses under the Plan amounted to 0.35%, 0.35% and 0.34%, respectively, of the average daily net asset value of the Fund.

Any amendment that materially increases the amount of expenditures permitted under the Plan must be approved by a vote of a majority of the outstanding voting securities of the Gateway Fund. The Plan may be terminated at any time by the vote of a majority of (i) the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or (ii) the outstanding voting securities of the Gateway Fund. The Adviser, and Walter G. Sall, J. Patrick Rogers and the other officers of the Trust (because of their respective associations with the Adviser), may indirectly benefit from any payments made pursuant to the Plan.

It is anticipated that the Plan will continue to significantly enhance the Fund's ability to expand distribution which, in turn, will increase the overall assets of the Fund, thus realizing further economies of scale which ultimately benefit Fund shareholders.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, acts as custodian of the Trust's assets (the "Custodian"). Under Custody Agreements with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

SHAREHOLDER SERVICING, TRANSFER, DIVIDEND DISBURSING AND FINANCIAL SERVICING
AGENT

The Adviser is the Trust's Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent. The Adviser's mailing address for its activities as Servicing Agent is The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209. As Transfer Agent for the Trust, the Servicing Agent's general duties include transferring shares, processing applications for new accounts, depositing the payments for the purchase of Fund shares with the Custodian and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains a bookshare account for each shareholder as set forth in the subscription application, maintains records of each shareholder account and sends confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by the Fund.

The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see "SHAREHOLDER SERVICES" herein). With regard to the Systematic Withdrawal Program, the Servicing Agent will process such Systematic Withdrawal Program orders as are duly executed by shareholders and will direct appropriate payments to be made by the Custodian to the shareholder. In addition, the Servicing Agent will process such accumulation plans, group programs and other plans or programs for investing shares as provided in the Fund's current prospectus.

The Gateway Fund reimburses the Servicing Agent for compliance expenses. Beginning January 1, 1999, pursuant to the Gateway Fund Management Agreement, the Servicing Agent receives no compensation for its services to Gateway Fund. For the years ended December 31, 2002 and 2003, the Adviser was paid $78,000 and $63,532, respectively, in its capacity as Servicing Agent to the Cincinnati Fund. For the year ended December 31, 2001, the Adviser was paid $131,094 in its capacity as Servicing Agent to the Gateway Small Cap Index Fund and the Cincinnati Fund. Both of these funds have since been terminated.

                                    BROKERAGE

Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

In effecting portfolio transactions for the Fund, the Adviser is obligated to seek best execution, which is to execute the Fund's transactions where the most favorable combination of price and execution services are available ("best execution"), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, the Adviser, in the Fund's best interest, considers all relevant factors, including:

      -     price;

      -     the size of the transaction;

      -     the nature of the market for the security;

      -     the amount of commission;

      - the timing of the transaction taking into account market prices and trends;

      - the reputation, experience and financial stability of the broker-dealer involved;

      - the quality of service rendered by the broker-dealer in other transactions.

The Adviser may not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute securities transactions for it, nor may the Fund or the Adviser enter into any agreement or understanding under which the Fund directs brokerage transactions or revenues generated by those transactions to brokers to pay for distribution of Fund shares. Nevertheless, the Fund or the Adviser may place portfolio transactions with brokers or dealers who promote or sell Fund shares so long as such placements are made pursuant to policies approved by the Fund's Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. Closing option transactions are usually effected through the same broker-dealer that executed the opening transaction.

The Trust has no obligation to deal with any broker or dealer in the execution of its transactions. Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Trust may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Adviser's obligation to obtain best qualitative execution.

While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the Advisory Fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other Adviser clients may be used by the Adviser for the benefit of the Trust.

The Adviser has agreements with Bridge Trading Co. ("Bridge"), UBS Financial Services Inc. and Bear Stearns & Co., Inc. to direct brokerage transactions to them in exchange for research services provided to the Adviser. For the fiscal year ended December 31, 2004, the Trust paid brokerage commissions to Bridge of $365,041 for effecting brokerage transactions totaling $375,881,049. During the same period, the Trust paid brokerage commissions to UBS Financial Services Inc. of $584,771 for effecting brokerage transactions totaling $506,078,932, and brokerage commissions to Bear Stearns & Co., Inc. of $1,407,871 for effecting brokerage transactions totaling $1,434,012,919. The Adviser may, from time to time, enter into similar agreements with other brokers.

The Adviser Contracts provide that, subject to such policies as the Trustees may determine, the Adviser may cause the Fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for such fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include:

      - advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities;

      - furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts;

      - effecting securities transactions and performing functions incidental thereto (such as clearance and settlement);

      - services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

The following table shows the brokerage commissions paid by the Fund in the years ended December 31, 2004, 2003 and 2002.

NAME OF FUND  2004 COMMISSIONS  2003 COMMISSIONS  2002 COMMISSIONS
------------  ----------------  ----------------  ----------------
Gateway Fund    $3,789,206*        $1,361,039        $1,644,845

*Commission amounts in 2004 were relatively high as compared to amounts of prior years as a result of transitioning the equity portfolio of the Fund from one which owned all 500 stocks of the S&P 500 Index to one that is designed to keep the performance of the Fund within defined parameters of the performance of the index underlying the Fund's option strategy. This migration took place during the third and fourth quarters of 2004.

For the year ended December 31, 2004, the Gateway Fund paid a total of $127,745 of brokerage commissions to Deutsche Bank Securities Inc., an affiliate of an affiliate of the Adviser until April 1, 2004, or 3.4% of the entire amount of commissions paid to all brokers for the Fund. The aggregate amount of transactions involving the payment of these commissions is $79,736,087, or 2.2% of the entire amount of transactions effected through all brokers combined for the Fund. The Gateway Fund paid a total of $196,150 of brokerage commissions to Deutsche Bank Securities Inc. for the year ended December 31, 2003, or 14.4% of the entire amount of commissions paid to all brokers for the Fund. The aggregate amount of transactions involving the payment of these commissions is $114,334,478 or 12.4% of the entire amount of transactions effected through all brokers combined for the Fund. The Gateway Fund paid a total of $226,957 of brokerage commissions to Deutsche Bank Securities Inc. for the year ended December 31, 2002, or 13.8% of the entire amount of commissions paid to all brokers for the Fund. The aggregate amount of transactions involving the payment of these commissions is $145,371,190 or 16.1% of the entire amount of transactions effected through all brokers combined for the Fund.

                                 CODE OF ETHICS

The Gateway Trust and Gateway Investment Advisers L.P. have each adopted a Code of Ethics which permits employees subject to the codes to invest in securities, including securities that may be purchased or held by the Gateway Fund on a limited basis. You may obtain copies of the Codes from the Securities and Exchange Commission.

                              PROXY VOTING POLICIES

The Trust recognizes that voting rights are financial assets of the Fund and that they must be managed accordingly, with voting decisions for the Fund being made in the best interests of the Fund's shareholders. The Adviser, in accordance with general fiduciary principles, is responsible for voting proxies on behalf of its clients. The Adviser, in turn, has formally adopted Institutional Shareholder Services ("ISS") proxy voting guidelines to determine how each issue on proxy ballots is to be voted and has appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of the Adviser. By adopting these policies and procedures, the Board of Trustees of the Trust confirms that: (1) it has delegated to the Adviser the duty to ensure that the Fund's proxies are voted in accordance with these policies and procedures, and (2) the Adviser's use of ISS to fulfill its duty is appropriate. The Trustees review these proxy policies and voting procedures on an annual basis. ISS, with its vast research capabilities, has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors. Please see Appendix A for a summary of these guidelines. These guidelines outline the rationale for determining how particular issues should be voted. The Adviser has instructed ISS to vote in accordance with the guidelines unless the following conditions apply:

      - The Adviser's portfolio management team has decided to override the ISS's vote recommendation for the Fund based on it own determination that the Fund's shareholders would best be served with a vote contrary to the ISS recommendation. Such decision(s) are documented by the Adviser and communicated to ISS and to the Board;

      - ISS does not give a vote recommendation, in which case the Adviser will independently determine how a particular issue should be voted. In these instances, the Adviser, through its portfolio management team, documents the reason(s) used in determining a vote and communicates the Adviser's voting instruction to ISS. The Adviser will generally seek to vote in accordance with ISS's guidelines.

CONFLICTS OF INTEREST

From time to time, the Adviser or an employee or other affiliate of the Adviser may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if the Adviser has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. ONLY in those instances where (i) an ISS voting recommendation is not being followed, or
(ii) ISS does not give a vote recommendation; any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. the Adviser is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine how the proxies in question shall be voted and such determinations will be recorded and reported to the Board of Trustees of the Trust.

HOW TO OBTAIN ADDITIONAL INFORMATION

A description of these policies and procedures, as well as information regarding how a particular Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available:

      -     without charge, upon request, by calling toll-free (800) 354-6339;
            or

      - on the Securities and Exchange Commission's website at http://www.sec.gov.

The Fund will send a copy of the requested item(s) within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

                             ADDITIONAL TAX MATTERS

The tax discussion set forth below and in the prospectus is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

FEDERAL TAX MATTERS

The Fund is treated as a separate association taxable as a corporation. It has met, and in the future intends to meet, the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its shareholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, one of the principal tests which the Fund must meet in each fiscal year in order to qualify as a regulated investment company is the "90% Test." The 90% Test requires that at least 90% of a fund's gross income must be derived from dividends, interest and gains from the sale or other disposition of securities, including gains from options.

Tax regulations require the Fund to assume that open option contracts are closed at the end of each year and to include the resulting capital gain or loss (classified 60% long term, 40% short term) in the determination of distributions to shareholders.

Long-term capital gain distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his or her shares, and are not eligible for the dividends-received deduction for corporations. At December 31, 2004, the Fund had net capital loss carryforwards of $150,648,429 expiring December 31, 2011. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

Distributions on shares of the Fund received shortly after purchase, although substantially in effect a return of capital, are subject to federal income taxes.

The tax status of distributions made by the Fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his or her own tax adviser. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital loss carryforwards.

STATE AND LOCAL TAX ASPECTS

The laws of several state and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his or her own tax adviser as to the status of his or her shares and distributions in respect of those shares under state and local tax laws.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts and authorize the Trust officers to carry out the decisions of the Board.

Under the Trust's Second Amended Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, retirement, death or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office has been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees. At the present time, The Gateway Trust offers only one series, the Gateway Fund. Each Trustee, therefore, oversees only one portfolio.

THE FOLLOWING PROVIDES INFORMATION REGARDING EACH TRUSTEE WHO IS A "DISINTERESTED PERSON" OF THE GATEWAY TRUST AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940.

JAMES M. ANDERSON, Cincinnati Children's Hospital Medical Center, 3333 Burnet Avenue, Cincinnati, Ohio 45229; Trustee of The Gateway Trust since April 1997; ; Cincinnati Children's Hospital Medical Center, President and Chief Executive Officer since November 1996; Trustee of Cincinnati Children's Hospital Medical Center; Director of Union Central Life; Director of National Stock Exchange; Chairman of the Board of the Cincinnati Branch of the Federal Reserve Bank of Cleveland. Age 63.

STEFEN F. BRUECKNER, The Gateway Trust, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Trustee of The Gateway Trust since October 1992; ; Humana, Inc. (insurance), Vice President Market Operations since July 2001; ProMutual Group (insurance), President and Chief Executive Officer from 1998 to 2000; Anthem Companies, Inc. (insurance), President and Chief Executive Officer from 1995 to 1998. Age 55.

KENNETH A. DRUCKER, Sequa Corporation, 200 Park Avenue, New York, New York 10166; Trustee of The Gateway Trust since April 1986; ; Sequa Corporation (industrial equipment), Vice President and Treasurer since 1987; Director of Formica Corp. Age 59.

R. S. (DICK) HARRISON, 4040 Mt. Carmel Road, Cincinnati, Ohio 45244; Trustee of The Gateway Trust since April 1996; ; Retired; Director of Anderson Bank Company of Cincinnati, OH. Age 73.

THE FOLLOWING PROVIDES INFORMATION REGARDING EACH TRUSTEE WHO IS AN "INTERESTED PERSON" OF THE GATEWAY TRUST, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940. EACH IS A DIRECTOR, OFFICER AND EMPLOYEE OF THE TRUST'S ADVISER, AND AN OFFICER AND A TRUSTEE OF THE TRUST.

WALTER G. SALL, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Chairman of The Gateway Trust since December 1977 and Trustee of The Gateway Trust since April 1986; ; Gateway Investment Advisers, L.P., Chairman and Chief Executive Officer since 1995; Director of Melmedica Children's Healthcare, Inc; Director of Anderson Bank Company of Cincinnati, OH. Age 60.

J. PATRICK ROGERS, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; President of The Gateway Trust since January 1997 and Trustee of The Gateway Trust since December 1998; Co-Portfolio Manager of the Gateway Fund from 1994 to 1997; Portfolio Manager of the Gateway Fund since 1997; ; Gateway Investment Advisers, L.P., President since 1995. Age 41.

THE FOLLOWING PROVIDES INFORMATION REGARDING EACH OFFICER OF THE GATEWAY TRUST AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940.

DEBRA M. BROWN, Brown & Associates, 20 Oak Street, Suite 200, Beverly Farms, Massachusetts 01915; Chief Compliance Officer of The Gateway Trust since September 2004; Brown & Associates (compliance consulting firm), Principal since 2000. Age 42.

GARY H. GOLDSCHMIDT, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President and Treasurer of The Gateway Trust since April 2000; Gateway Investment Advisers, L.P., Chief Financial Officer since 2004 and Controller from 1999 to 2004; Countrywide Fund Services, Inc. (mutual fund service provider), Vice President and Financial Reporting Manager from December 1993 to December 1999. Age 42.

GEOFFREY KEENAN, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President of The Gateway Trust since April 1996; Gateway Investment Advisers, L.P., Executive Vice President and Chief Operating Officer since December 1995. Age 46.

DONNA M. SQUERI, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Secretary of The Gateway Trust since October 1995; Gateway Investment Advisers, L.P., General Counsel since December 1995 and Chief Compliance Officer since September 2004. Age 45.

STANDING COMMITTEES

The Trust currently has one standing Committee which is the Audit Committee. The members of the Committee are: Kenneth A. Drucker, Chairman, James M. Anderson and R.S. "Dick" Harrison. The Committee schedules two regular meetings per year and for the year ended December 31, 2004, met two times. The primary function of the Audit Committee is to act on behalf of the Board of Trustees in fulfilling its oversight responsibilities related to the Trust's internal controls, financial reporting, and audit functions.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES IN THE GATEWAY FUND AS OF DECEMBER 31, 2004:

                          DOLLAR RANGE OF EQUITY
NAME OF TRUSTEE       SECURITIES IN THE GATEWAY FUND
---------------       ------------------------------
James M. Anderson              over $100,000
Stefen F. Brueckner            over $100,000
Kenneth A. Drucker             over $100,000
R.S. (Dick) Harrison           over $100,000
J. Patrick Rogers              over $100,000
Walter G. Sall                 over $100,000

TRUSTEE COMPENSATION

Messrs. Sall, Rogers, Keenan, Goldschmidt and Ms. Squeri, each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Mr. Sall and Mr. Rogers receives fees as follows: (a) an annual fee of $20,000, payable in equal quarterly installments for services during each fiscal quarter; (b) a $4,000 fee for each regular or special meeting of the Board of Trustees attended in person; (c) a $2,000 fee for each regular or special meeting of the Board attended via teleconference; and (d) $2,000 ($3,000 for the Chairman) for each Audit Committee meeting attended. The Chairman of the Audit Committee also receives an annual fee of $6,000. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

The following table provides information about the compensation received by each Trustee from the Trust for the year ended December 31, 2004.



                                                 TOTAL COMPENSATION PAID
                                                  FROM THE GATEWAY TRUST
                         TOTAL COMPENSATION      AND THE GATEWAY VARIABLE
NAME OF TRUSTEE        FROM THE GATEWAY TRUST        INSURANCE TRUST**
-------------------   ------------------------   ------------------------
James M. Anderson            $25,500.00                 $27,800.00
Stefen F. Brueckner          $24,500.00                 $24,500.00
Kenneth A. Drucker           $35,000.00                 $37,350.00
Beverly J. Fertig*           $26,000.00                 $26,000.00
R. S. Harrison               $29,000.00                 $31,300.00
J. Patrick Rogers                 0                          0
Walter G. Sall                    0                          0

      * Beverly J. Fertig has since retired as Trustee.

      ** The Gateway Variable Insurance Trust no longer has a mutual fund series.

SHAREHOLDER MEETINGS AND VOTING

A meeting of shareholders must be called if shareholders holding at least 10% of the Trust's shares (or shareholders holding at least 10% of any fund's shares as to any matter affecting only such fund) file a written request for a meeting.

On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. Shares are voted by fund with respect to the approval or amendment of such fund's advisory contract.

As of December 31, 2004, the shareholders of the Gateway Fund controlled 100% of the outstanding shares of the Trust. Therefore, in the foreseeable future, when the shareholders of the Trust elect the Trustees or vote in the aggregate on any other issue, the shareholders of the Gateway Fund will be able to elect the Trustees or to decide the issue. Shareholders do not have cumulative voting rights as to the election of Trustees. As a result, if a shareholder meeting is called to elect Trustees, a majority of the shares voting at the meeting can elect all of the Trustees.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, OH 45202 serves as independent auditors for the Trust. Ernst & Young LLP performs an annual audit of the Fund's financial statements, reviews the Fund's tax returns, and provides financial, tax and accounting consulting services as requested.

The financial statements and independent auditor's report required to be included in this SAI are incorporated herein by this reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2004.

                        PRINCIPAL HOLDERS OF FUND SHARES

As of December 31, 2004, the Gateway Fund had 86,529,896 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of 5% or more of the Fund's outstanding shares.

                NAME AND ADDRESS               NUMBER OF SHARES  PERCENT OF CLASS
---------------------------------------------  ----------------  ----------------
Charles Schwab and Company, Inc.                  16,777,446          19.39
Reinvest Account Special Custody Account for
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104

National Financial Services Corp.                  6,097,094           7.05
Exclusive Benefit of our Customer
Attn: Reconciliation
P.O. Box 3908 Church St. Station
New York, NY  10008

Trustees and officers of the Trust as a group                      Less than 1%

The SEC has defined "beneficial owner" of a security to include any person who has voting power or investment power with respect to any such security, any person who shares voting power or investment power with respect to any such security or any person who has the right to acquire beneficial ownership of any such security within 60 days.

As of December 31, 2004, the Adviser held in a fiduciary capacity 983,558 (less than 1.2%) of the outstanding shares of the Fund. The Adviser has investment and voting power over all shares held by it in a fiduciary capacity.

                                   APPENDIX A

                         PROXY VOTING GUIDELINES SUMMARY
                        GATEWAY INVESTMENT ADVISERS, L.P.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent

- Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse - Implement or renew a dead-hand or modified dead-hand poison pill

- Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding

- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years o Failed to act on takeover offers where the majority of the shareholders tendered their shares

- Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

- Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

- Are audit committee members and the non -audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

- Are inside directors or affiliated outside directors and the full board is less than majority independent

- Sit on more than six public company boards, or on more than two public boards in addition to their own if they are CEOs of public companies.

- Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

- Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

- The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

- Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote CASE-BY-CASE on shareholder proposals requiring the position of chairman be filled by an independent director.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

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TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

- Long-term financial performance of the target company relative to its industry; management's track record

- Background to the proxy contest

- Qualifications of director nominees (both slates)

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

- Purchase price

- Fairness opinion

- Financial and strategic benefits

- How the deal was negotiated

- Conflicts of interest

- Other alternatives for the business

- Noncompletion risk.

ASSET SALES

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Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

- Impact on the balance sheet/working capital

- Potential elimination of diseconomies

- Anticipated financial and operating benefits

- Anticipated use of funds

- Value received for the asset

- Fairness opinion

- How the deal was negotiated

- Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

- Dilution to existing shareholders' position

- Terms of the offer

- Financial issues

- Management's efforts to pursue other alternatives

- Control issues

- Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

- The reasons for the change

- Any financial or tax benefits

- Regulatory benefits

- Increases in capital structure

- Changes to the articles of incorporation or bylaws of the company.

- Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

- Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

- Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

- Prospects of the combined company, anticipated financial and operating benefits

- Offer price

- Fairness opinion

- How the deal was negotiated

- Changes in corporate governance

- Change in the capital structure

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- Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

- Tax and regulatory advantages

- Planned use of the sale proceeds

- Valuation of spinoff

- Fairness opinion

- Benefits to the parent company

- Conflicts of interest

- Managerial incentives

- Corporate governance changes

- Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

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ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

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TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

- Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

- Cash compensation, and

- Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years. However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as an DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

- The compensation committee has reviewed all components of the CEO's compensation, including the following:

- Base salary, bonus, long-term incentives

- Accumulative realized and unrealized stock option and restricted stock gains

- Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

- Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

- Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

- A tally sheet with all the above components should be disclosed for the following termination scenarios:

- Payment if termination occurs within 12 months: $_____

- Payment if "not for cause" termination occurs within 12 months: $_____

- Payment if "change of control" termination occurs within 12 months: $_____

- The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

-The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants(2). Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

-------------------------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

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The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

- The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

- Director stock ownership guidelines

- A minimum of three times the annual cash retainer.

- Vesting schedule or mandatory holding/deferral period

- A minimum vesting of three years for stock options or restricted stock, or

- Deferred stock payable at the end of a three-year deferral period.

- Mix between cash and equity

- A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

- If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

- Retirement/Benefit and Perquisites programs

- No retirement/benefits and perquisites provided to non-employee directors.

- Quality of disclosure

- Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: -

- Historic trading patterns

- Rationale for the repricing

- Value-for-value exchange

- Treatment of surrendered options

- Option vesting

- Term of the option

- Exercise price

------------------------
(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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- Participation.

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

- Purchase price is at least 85 percent of fair market value

- Offering period is 27 months or less, and

- The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

- Purchase price is less than 85 percent of fair market value, or

- Offering period is greater than 27 months, or

- The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

- Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

- Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

- Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

- No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

- The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

- The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

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GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

- The triggering mechanism should be beyond the control of management

- The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

- Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

- The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

- The availability and feasibility of alternatives to animal testing to ensure product safety, and

- The degree that competitors are using animal-free testing.

- Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

- The company has already published a set of animal welfare standards and monitors compliance

- The company's standards are comparable to or better than those of peer firms, and

- There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

- Whether the proposal focuses on a specific drug and region

- Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

- The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

- Whether the company already limits price increases of its products

- Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

- The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

- The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

- Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

- Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

- The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

- The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

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HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

- The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

- The company's existing healthcare policies, including benefits and healthcare access for local workers

- Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

- Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

- Whether the company has adequately disclosed the financial risks of its subprime business

- Whether the company has been subject to violations of lending laws or serious lending controversies

- Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

- Whether the company complies with all local ordinances and regulations

- The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

- The risk of any health-related liabilities.

Advertising to youth:

- Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

- Whether the company has gone as far as p eers in restricting advertising

- Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

- Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

- The percentage of the company's business affected

- The economic loss of eliminating the business versus any potential tobacco-related liabilities.

- Spinoff tobacco-related businesses:

- The percentage of the company's business affected

- The feasibility of a spinoff

- Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      - New legislation is adopted allowing development and drilling in the ANWR region;

      - The company intends to pursue operations in the ANWR; and

      - The company does not currently disclose an environmental risk report for their operations in the ANWR.

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CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

- The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

- The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

- Environmentally conscious practices of peer companies, including endorsement of CERES

- Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE BY CASE on proposals requesting an economic risk assessment of environmental performance considering:

      - The feasibility of financially quantifying environmental risk factors,

      - The company's compliance with applicable legislation and/or regulations regarding environmental performance,

      - The costs associated with implementing improved standards,

      - The potential costs associated with remediation resulting from poor environmental performance, and

      - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

- The nature of the company's business and the percentage affected

- The extent that peer companies are recycling

- The timetable prescribed by the proposal

- The costs and methods of implementation

- Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

      - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE BY CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

- Risks associated with certain international markets

- The utility of such a report to shareholders

- The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

- The relevance of the issue to be linked to pay

- The degree that social performance is already included in the company's pay structure and disclosed

- The degree that social performance is used by peer companies in setting pay

- Violations or complaints filed against the company relating to the particular social performance measure

- Artificial limits sought by the proposal, such as freezing or capping executive pay

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- Independence of the compensation committee

- Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

- The company is in compliance with laws governing corporate political activities, and

- The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

- There are serious controversies surrounding the company's China operations, and

- The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

- The nature and amount of company business in that country

- The company's workplace code of conduct

- Proprietary and confidential information involved

- Company compliance with U.S. regulations on investing in the country

- Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

- The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

- Agreements with foreign suppliers to meet certain workplace standards

- Whether company and vendor facilities are monitored and how

- Company participation in fair labor organizations

- Type of business

- Proportion of business conducted overseas

- Countries of operation with known human rights abuses

- Whether the company has been recently involved in significant labor and human rights controversies or violations

- Peer company standards and practices

- Union presence in company's international factories

- Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

- The company does not operate in countries with significant human rights violations

- The company has no recent human rights controversies or violations, or

- The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

- Company compliance with or violations of the Fair Employment Act of 1989

- Company antidiscrimination policies that already exceed the legal requirements

- The cost and feasibility of adopting all nine principles

- The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

- The potential for charges of reverse discrimination

- The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

- The level of the company's investment in Northern Ireland

- The number of company employees in Northern Ireland

- The degree that industry peers have adopted the MacBride Principles

- Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

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FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

- Whether the company has in the past manufactured landmine components

- Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

- What weapons classifications the proponent views as cluster bombs

- Whether the company currently or in the past has manufactured cluster bombs or their components

- The percentage of revenue derived from cluster bomb manufacture

- Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

- The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

- Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

- The information is already publicly available or

- The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

- The board composition is reasonably inclusive in relation to companies of similar size and business or

- The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

- The degree of board diversity

- Comparison with peer companies

- Established process for improving board diversity

- Existence of independent nominating committee

- Use of outside search firm

- History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

- The company has well-documented equal opportunity programs

- The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

- The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

- The composition of senior management and the board is fairly inclusive

- The company has well-documented programs addressing diversity initiatives and leadership development

- The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

- The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

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